FORM 8-K/A

                              Amendment No. 1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



       April 13, 1995                        January 3, 1995
  ________________________________________________________________________
       Date of Report               (Date of earliest event reported)


                          COACHMEN INDUSTRIES, INC.
  ________________________________________________________________________
           (Exact name of registrant as specified in its charter)


               Indiana                     1-7160          35-1101097
  ________________________________________________________________________
   (State or other jurisdiction of     (Commission       (IRS Employer
    incorporation or organization)     File Number)    Identification No.)



             601 East Beardsley Ave.
                 Elkhart, Indiana                          46514
  ________________________________________________________________________
      (Address of principal executive offices)          (Zip Code)




    Registrant's telephone number, including area code:  (219-262-0123)



                               Not Applicable
  ________________________________________________________________________
       (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of business acquired.

               The financial statements of Georgie Boy Mfg.,Inc. are included on pages 3 through 11 herein.

          (b)  Pro forma financial information.

               The pro forma financial information required by this Current Report on Form 8-K is included on pages 12 through 17 herein.

          (c)  Exhibits.

               The exhibits set forth on the Index to Exhibits on page 19 are incorporated herein by reference.



                               Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Coachmen Industries, Inc.

                                           Gary L. Groom
                                    By:______________________

                                       Gary L. Groom
                                       Executive Vice President
                                       Finance and Secretary

Dated:  April 13, 1995

                      INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Georgie Boy Mfg., Inc.
Edwardsburg, Michigan

We have audited the accompanying balance sheet of Georgie Boy Mfg., Inc. as of December 31, 1994, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Georgie Boy Mfg., Inc.
as of December 31, 1994, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                      McGladrey & Pullen, LLP




Elkhart, Indiana
January 24, 1995

                         GEORGIE BOY MFG., INC.

                             BALANCE SHEET
                           December 31, 1994

________________________________________________________________________

ASSETS

Current Assets
   Cash                                                  $   1,486,251
   Receivables:
     Trade                                                   2,860,947
     Other                                                      90,517
   Inventories                                               8,644,071
   Prepaid expenses                                             36,691

          Total current assets                              13,118,477

Property and Equipment, at depreciated cost                  3,349,009

                                                         $  16,467,486


LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
   Note payable, bank                                    $     900,000
   Accounts payable                                          2,225,469
   Accrued expenses                                          3,473,704
   Dividends payable                                           235,056

          Total current liabilities                          6,834,229

Long-Term Debt                                               1,351,000

Commitments and Contingencies

Stockholder's Equity
   Common stock, no par value, stated
     value $.10 per share; authorized
     and issued 1,000 shares                        100
   Additional paid-in capital                    62,900
   Retained earnings                          8,219,257      8,282,257


                                                         $  16,467,486



See Notes to Financial Statements.

                         GEORGIE BOY MFG., INC.

                          STATEMENT OF INCOME
                      Year Ended December 31, 1994
________________________________________________________________________

Net sales                                                $  89,838,165

Cost of goods sold                                          82,971,392

          Gross profit                                       6,866,773


Operating expenses:
  Selling and delivery, net                                  1,534,528
  Administrative                                             3,537,216

          Total operating expenses                           5,071,744

          Operating income                                   1,795,029


Financial income (expense):
  Interest income                                               28,058
  Interest expense                                            (149,822)

          Total financial income (expense)                    (121,764)

          Net income                                      $  1,673,265



See Notes to Financial Statements.

                         GEORGIE BOY MFG., INC.

                     STATEMENT OF RETAINED EARNINGS
                      Year Ended December 31, 1994
________________________________________________________________________

Balance, beginning                                       $   8,219,257
  Net income                                                 1,673,265

                                                             9,892,522

  Dividends declared                                        (1,673,265)


Balance, ending                                          $   8,219,257



See Notes to Financial Statements.

                        GEORGIE BOY MFG., INC.

                        STATEMENT OF CASH FLOWS
                      Year Ended December 31, 1994
________________________________________________________________________

Cash Flows From Operating Activities
  Net income                                              $  1,673,265
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation                                               294,298
    Loss on sale of equipment                                    1,254
    Deferred compensation                                    1,662,361
    Change in assets and liabilities:
      (Increase) in:
        Trade receivables                                     (490,191)
        Other receivables                                      (88,606)
        Inventories                                         (1,694,339)
        Prepaid expenses                                        (2,282)
      Increase In:
        Accounts payable                                     1,031,318
        Accrued expenses                                       197,934

       Net cash provided by operating activities             2,585,012

Cash Flows From Investing Activities
  Proceeds from sale of equipment                                3,650
  Purchase of property and equipment                          (290,806)

       Net cash (used in) investing activities                (287,156)

Cash Flows From Financing Activities
  Cash dividends                                            (2,782,580)

        (Decrease) in cash                                    (484,724)

Cash, beginning                                              1,970,975

Cash, ending                                              $  1,486,251


See Notes to Financial Statements.

                        GEORGIE BOY MFG., INC.

                     NOTES TO FINANCIAL STATEMENTS
________________________________________________________________________

Note 1.   Nature of Business and Significant Accounting Policies

Nature of business:

The Company manufactures recreational vehicles for customers throughout the United States and Canada. The Company's products are generally financed through floor-plan arrangements with financial institutions.

Significant accounting policies:

Cash:

The Company has cash on deposit in one financial institution which, at times, may be in excess of FDIC insurance limits.

Trade receivables:

Trade receivables in the accompanying balance sheet at December 31, 1994 are stated net of an allowance for doubtful accounts of $5,000.

Inventories:

Inventories are stated at the lower of cost (first-in, first-out method) or market.

Depreciation:

Depreciation of property and equipment is computed principally by the straight-line method over the following estimated useful lives:

                                                           Years
                                                           _____

Land improvements                                          15-31
Buildings and improvements                                 15-35
Machinery and equipment                                       7
Transportation equipment                                    5-7
Office furniture and fixtures                                 5

Warranties:

The Company follows the policy of accruing estimated liabilities for warranties at the time the warranted products are sold.

                         GEORGIE BOY MFG., INC.

                     NOTES TO FINANCIAL STATEMENTS
________________________________________________________________________

Revenue recognition:

The Company generally manufactures product based on specific orders from customers and generally ships completed product only after receiving credit approval from financial institutions. Revenue is recognized upon shipment.

Note 2.  Inventories

Inventories at December 31, 1994 consist of the following:

Raw materials                                            $  6,973,513
Work in process                                             1,445,854
Finished goods                                                224,704

                                                         $  8,644,071

Note 3.  Property and Equipment

The cost of property and equipment and the related accumulated depreciation at December 31, 1994 are as follows:

Land and improvements                                    $    486,959
Buildings and improvements                                  4,837,275
Machinery and equipment                                     1,488,738
Transportation equipment                                      149,070
Office furniture and fixtures                                 199,092

                                                            7,161,134
Less accumulated depreciation                              (3,812,125)

                                                         $  3,349,009

Note 4.  Note Payable

The Company has an unsecured, $4,900,000 line of credit which includes $600,000 for letters of credit with a bank, of which $900,000 was outstanding at December 31, 1994. Borrowings against the line of credit bear interest at the prime rate of the lending bank (8.5% at December 31, 1994) and are due on demand.

Note 5.  Income Taxes

The Company, with the consent of its stockholder, has elected to have its income taxed under Section 1362 of the Internal Revenue Code which provides that, in lieu of corporation income taxes, the stockholder accounts for the Company's items of income, deduction, losses, and credits. See Note 9 regarding change in stock ownership.

                         GEORGIE BOY MFG., INC.

                     NOTES TO FINANCIAL STATEMENTS
________________________________________________________________________

Note 6.  Retirement Plan

The Company has a qualified profit-sharing and 401(k) retirement plan which covers substantially all employees. Employees may contribute 1% to 15% of their compensation to the plan. The Company may make discretionary contributions to the plan. Company contributions for the year ended December 31, 1994 were $50,000.

Note 7.  Management Incentive Bonus Plan

The Company has a management incentive bonus plan which is based upon net income. Bonuses included in expenses for the year ended December 31, 1994 were approximately $1,107,000.

Note 8.  Contingent Liabilities

In connection with the wholesale floor-plan financing of recreational vehicles, the Company has entered into repurchase agreements with lending institutions in the amount of approximately $33,300,000 at December 31, 1994. Such agreements are customary in the recreational vehicle industry and the Company's exposure to loss under such agreements is limited by the resale value of the inventory which is required to be repurchased. Net losses incurred under such arrangements have not been significant.

It is generally the policy of the Company to self-insure for certain insurable risks. Those risks include product liability and employee health and workers' compensation insurance programs. Estimated losses are accrued for claims that have been incurred. The Company has letters of credit totaling $600,000 at December 31, 1994 to satisfy credit policies of the State of Michigan Workers' Compensation Self Insurance Fund.

The Company is involved in various legal proceedings which are ordinary and incidental to the industry. Management does not believe that liabilities which may result from these proceedings will be material.

Note 9.  Sale of Common Stock

On October 27, 1994, the sole stockholder of the Company entered into an agreement to sell his shares of common stock to Coachmen Industries, Inc. on January 3, 1995. As a result of this agreement, management compensation agreements with several key employees became fully vested. The total liability under these agreements is $2,702,000, of which $1,351,000 is included in accrued expenses and was paid at closing. The remaining $1,351,000 is evidenced by notes payable which bear interest at prime and are due in six equal annual installments through January 2001.

                         GEORGIE BOY MFG., INC.

                     NOTES TO FINANCIAL STATEMENTS
________________________________________________________________________

Note 10.  Cash Flows Information

Supplemental information relative to the statement of cash flows for the year ended December 31, 1994 is as follows:

  Supplemental disclosures of cash flows information:
    Cash payments for interest                              $  148,874

  Supplemental schedule of noncash financing activities:
    Dividends declared, but unpaid                          $  235,056

                       COACHMEN INDUSTRIES, INC.

         PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Statements") are required by the rules of the Securities and Exchange Commission and are provided for informational purposes only. The Pro Forma Statements should not be considered indicative of the results that would have been or will be attained since they are based on historical rather than prospective information and include certain assumptions which are subject to change.

The Pro Forma Statements illustrate the effects of the transaction between Coachmen Industries, Inc. (the "Registrant") and Georgie Boy Mfg., Inc. ("Georgie Boy"), and are based on the historical financial statements of the Registrant and Georgie Boy as of and for the year ended December 31, 1994. These Pro Forma Statements reflect how the Registrant's consolidated balance sheet as of December 31, 1994 might have appeared if the transaction had occurred on December 31, 1994 and how the Registrant's consolidated statement of income for the year ended December 31, 1994 might have appeared if the transaction had occurred at the beginning of the year. The Registrant will account for the acquisition of Georgie Boy using the purchase method of accounting.

The Pro Forma Statements are unaudited and should be read in conjunction with the accompanying notes thereto and with the historical financial statements and related notes of the Registrant and Georgie Boy. The pro forma purchase adjustments are based on assumptions and estimates made specifically for the purpose of preparing the Pro Forma Statements. The final purchase price adjustments to the accounts of Georgie Boy may vary based upon changes in estimated values resulting from final reports of independent appraisals, the planned Section 338 election to treat the stock purchase as an asset purchase for tax purposes and other factors impacting the net assets of the acquired company. In the opinion of the Registrant's management, these Pro Forma Statements are reasonable under the circumstances.

                   PRO FORMA CONSOLIDATED BALANCE SHEET
                          as of December 31, 1994

                              Historical                 Pro Forma
                       Registrant  Georgie Boy   Adjustments    Consolidated
_____________________________________________________________________________

Cash and cash                                       (550,000) 2
   equivalents        $ 19,534,385 $  1,486,251 $ (6,141,129) 1 $ 14,329,507
Investments                800,000                                   800,000
Trade receivables       15,410,757    2,860,947                   18,271,704
Other receivables        2,121,910       90,517                    2,212,427
Inventories             48,152,342    8,644,071                   56,796,413
Prepaid expenses
   and other             1,179,475       36,691                    1,216,166
Deferred income taxes    1,954,000                                 1,954,000

  Total current assets  89,152,869   13,118,477   (6,691,129)     95,580,217

Property, plant and
   equipment, net       19,210,590    3,349,009      764,663  5   23,324,262

Other assets            16,657,823                 4,357,580  6   21,015,403


Total Assets          $125,021,282  $16,467,486  $(1,568,886)   $139,919,882
                         as of December 31, 1994

                             Historical                   Pro Forma
                       Registrant  Georgie Boy   Adjustments    Consolidated
_____________________________________________________________________________

Current maturities of
   long-term debt    $  1,530,553  $   900,000  $ 1,000,000  1  $  3,430,553
Accounts payable,
   trade               20,398,679    2,225,469                    22,624,148
Accrued expenses       15,889,757    3,708,760      572,243  4    20,170,760

  Total current
    liabilities        37,818,989    6,834,229    1,572,243       46,225,461

Long-term debt          7,023,394                 5,141,128  1    12,164,522

Other                   5,422,953    1,351,000                     6,733,953

Total liabilities      50,265,336    8,185,229    6,713,371       65,163,936



Common shares          36,600,387          100         (100) 3    36,600,387

Additional paid-in
   capital              1,431,055       62,900      (62,900) 3     1,431,055

Retained earnings      52,359,629    8,219,257   (8,219,257) 3    52,359,629

                       90,391,071    8,282,257   (8,282,257)      90,391,071

Less: Treasury
   shares             (15,635,125)                               (15,635,125)

  Total
    shareholders'
    equity             74,755,946    8,282,257   (8,282,257)      74,755,946

  Total liabilities
    and shareholders'
    equity           $125,021,282  $16,467,486  $(1,568,886)    $139,919,882

                   PRO FORMA CONSOLIDATED INCOME STATEMENT
                     for the year ended December 31, 1994

                            Historical                   Pro Forma
                     Registrant   Georgie Boy  Adjustments     Consolidated
____________________________________________________________________________

Net sales           $394,023,774  $89,845,799  $               $483,869,573
                                                     20,000 7
Cost of goods sold   335,566,707   82,927,014       548,510 4   419,062,231

    Gross profit      58,457,067    6,918,785      (568,510)     64,807,342

Operating expenses:
  Selling and
   delivery, net      20,080,353    1,535,735                    21,616,088

                                                     23,733 4
General and                                      (1,662,361)8
  administrative      15,877,111    3,588,021       108,940 7    17,935,444

    Operating income  22,499,603    1,795,029       961,178      25,255,810

Nonoperating
 income (expense)
  Interest expense    (1,480,784)    (149,822)     (599,374)9   (2,229,980)
  Interest income        667,004       28,057      (325,087)10     369,974
  Gain on sale of
    property, net        888,902                                   888,902
  Other, net             237,369                                   237,369

                         312,491     (121,765)     (924,461)      (733,735)
    Income before
      income taxes    22,812,094    1,673,264        36,717     24,522,075

Income taxes           8,028,000                    598,493 11   8,626,493

    Net income       $14,784,094  $ 1,673,264    $ (561,776)  $ 15,895,582

Net income per share      $ 2.01                                    $ 2.16

Weighted average number
  of common shares
  outstanding          7,371,963                                 7,371,963

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
____________________________________________________________________________

For purposes of the unaudited pro forma condensed consolidated balance sheet, it is assumed the transaction occurred on December 31, 1994. For purposes of the unaudited pro forma consolidated statement of income, it is assumed the transaction occurred on January 1, 1994.

A summary of the acquisition of Georgie Boy by the Registrant and the related pro forma adjustments reflected in the accompanying Pro Forma Statements are as follows:

Cost of the acquisition:

     Purchase price of all of the issued and
       outstanding common stock of Georgie Boy            $  12,282,257 (1)
     Liabilities of Georgie Boy assumed by the
       Registrant                                             8,757,472
     Estimated acquisition costs                                550,000 (2)

                                                          $  21,589,729
Assets acquired:

     Assets of Georgie Boy as of
       December 31, 1994                                  $  16,467,486

     Fair value adjustments to reflect
       increase in book value of Georgie Boy assets:

         Property and equipment                                 764,663 (5)
         Goodwill                                             4,357,580 (6)

                                                          $  21,589,729

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
____________________________________________________________________________


(1) To reflect purchase of 100% of the issued and outstanding common stock of Georgie Boy utilizing cash of $6,141,129 and a note payable to the seller of $6,141,128.

(2) To reflect payment of estimated costs associated with the acquisition of Georgie Boy.

(3)    Elimination of shareholder's equity of Georgie Boy.

(4) To reflect adjustments to certain Georgie Boy liabilities and expenses to conform with the Registrant's accounting policies.

(5) To adjust Georgie Boy property and equipment to estimated fair values as of the transaction date.

(6)    To record goodwill associated with the acquisition of Georgie Boy.

(7) Amortization of goodwill using the straight-line method over a 40-year period and increased depreciation resulting from recording property and equipment at estimated fair value.

(8) Elimination of expense associated with Georgie Boy deferred compensation plan fully vested at the time of the transaction.

(9) Interest expense on the note payable to the seller and amounts due under the deferred compensation plans at 8%.

(10) Decreased interest income as a result of the reduction in cash and cash equivalents used for the acquisition and repayment of certain liabilities.

(11) To apply income taxes to the net income of Georgie Boy and to the pro forma adjustments. Georgie Boy previously had elected to be taxed as an S corporation and, accordingly, no provision for income taxes had been made in the Georgie Boy historical financial statements.

                           INDEX TO EXHIBITS

                                                           Page No.
     Exhibit                                               in this
       No.                    Description                   Filing
_______________      ____________________________       ______________

      2.1            Agreement for Purchase and Sale
                               of Stock

      23             Consent of McGladrey & Pullen, LLP       19*


                     * Filed with this amendment.